UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

MOJO DATA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	333-175003	66-0808398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2105 Plantation Village
Dorado, Puerto Rico	00646
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 521-9700

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

The Magri Law Firm, PLLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 31, 2014, MOJO Data Solutions, Inc., a Puerto Rico corporation (the “Company”), consummated its acquisition of all of the intellectual property and substantially all of the tangible assets of Mobile Data Systems, Inc., a New York corporation (“MDS”), pursuant to that certain Asset Purchase Agreement, dated September 27, 2013(“Purchase Agreement”), as amended, between the Company and MDS, in consideration for $190,000 and an unsecured promissory note for the principal amount of $80,000 (the “Promissory Note”), bearing interest at a rate of 5% per year, maturing on the first anniversary date of the date of issuance and convertible by the holder thereof at any time and from time to time into shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company for $0.05 per share (the “Transaction”). The shares of Common Stock of the Company issuable upon the conversion of the Promissory Note will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be deemed to be restricted pursuant to Rule 144 promulgated under the Securities Act.

Joseph Spiteri is the Chief Executive Officer, President, Secretary, Treasurer and Chairman of the Board of Directors of the Company and the Chief Executive Officer, President, sole Director and majority shareholder of MDS.

The principle followed in determining the $190,000 purchase price was to enable MDS to satisfy the outstanding indebtedness of MDS, as borrower, to the Long Island Development Corporation, a New York State not-for-profit corporation, as the lender (“LIDC”), pursuant to which LIDC held a first priority security lien on all of the assets of MDS (the “Lien”) and to enable the Company to purchase the Assets from MDS, free and clear of all liens and encumbrances. MDS had entered into a Loan Agreement with LIDC on September 19, 2011 pursuant to which MDS borrowed an aggregate of $250,000 under the Economic Development Administration/New York State Revolving Loan Fund for Targeted Industries on Long Island. The loan was for a seven year term with an interest rate of 5% per annum. The proceeds of the loan were used for working capital and capital expenditures of the business.

The intellectual property assets purchased by the Company include MDS’s Campaign Management Suite which offers companies a complete solution for managing campaigns, engaging consumers and protecting their brands. The Suite and covers tag and barcode creation, real-time decision making, marketing analytics, data integration and content delivery includes the following technologies:

●	Mojo Tags. Smartphone apps that allow consumers to interact with print, pictures, audio and packaging to connect digital content and brand experience.

●	Mojo Touch. A specially designed and distributed card to enhance the app experience currently running on smartphone, iPhone, iPad and Android devices.

●	Mojo Insights. Tools to capture and organize customer data for campaign analytics and authenticating products.

●	Mojo Tags App. A smartphone multimedia reader application that connects consumers with digital content, offers and purchases.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed under Item 2.01 of this Form 8-K, in connection with the consummation of the Purchase Agreement on January 31, 2014, the Company issued the Promissory Note to MDS. The disclosure pertaining to the Promissory Note under Item 2.01 of this Form 8-K is incorporated by reference under this Item 2.03.

Under the terms of the Promissory Note, if an Event of Default occurs and is continuing with respect to the Promissory Note, the holder may declare all of the then outstanding principal amount of the Promissory Note due and immediately payable. In the event of such acceleration, the amount due and owing to the holder shall be 100% of the outstanding principal amount of the Promissory Note held by the holder plus all accrued and unpaid interest, fees, and liquidated damages, if any.

Under the Promissory Note, an “Event of Default” is: (i) a default in payment of any amount due under the Promissory Note which default continues for more than two (2) business days after the due date thereof; (ii) a default in the timely issuance of underlying shares upon and in accordance with terms thereof, which default continues for five (5) business days after the Company has received notice informing the Company that it has failed to issue shares or deliver stock certificates within the tenth day following the conversion date; (iii) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company in excess of $50,000 or for money borrowed the repayment of which is guaranteed by the Company in excess of $50,000, whether such indebtedness or guarantee now exists or shall be created hereafter; (iv) failure to have sufficient number of authorized and unreserved, but unissued shares of the Company’s Common Stock available for any said conversion; (v) a Bankruptcy Event or (vi) the consummation of a Change in Control Transaction

A “Bankruptcy Event” means any of the following events: (a) the Company commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company thereof; (b) there is commenced against the Company any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company makes a general assignment for the benefit of creditors; (f) the Company fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

A “Change in Control Transaction” will be deemed to exist upon (i) the sale of all, or substantially, all of the assets of the Company or (ii) upon the termination of Joseph Spiteri as the Chairman of the Board of Directors, Chief Executive Officer and President of the Company.

The Promissory Note is also filed as an exhibit to this Form 8-K, the contents of which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On January 31, 2014, the Company consummated the first closing of private placement offering of 2,123,260 Units, each Unit consisting of one share of Common Stock of the Company and one warrant (“Warrant”) to purchase one share of Common Stock from the date of issuance until the fifth anniversary of the date of issuance for $0.50 per share (the “Warrant Share”), for $0.25 per Unit (the “Offering”). The Offering was conducted by the officers and directors of the Company on best efforts basis solely to “accredited investors” (as that term is defined in the Securities Act) pursuant to the exemption from the registration requirements of the Securities Act under Section 4(a)(2) and Rule 506(b) of Regulation D promulgated thereunder. The gross proceeds of the Offering were $530,815.

At any such time that the Common Stock of the Company shall have closed at or above $1.50 per share for twenty (20) consecutive trading days, the Company shall have the right (upon providing written notice to the holder), but not the obligation, to redeem all of any portion of the unexercised portion of the Warrants as the Company may determine for $0.05 per Warrant Share (a “Redemption Event”). In the event of any Redemption Event, the Company shall deliver to the Holder a written irrevocable redemption notice (the “Redemption Notice”) indicating the amount intended to be so redeemed (the “Redemption Amount”) and the date on which such redemption shall be made (the “Redemption Date”). Such Redemption Notice shall be delivered to the Holder at least fifteen (15) business days prior to the Redemption Date.

Upon receipt of any Redemption Notice, the Holder shall then have the option (by notifying the Company in writing within ten (10) business days of receipt of the Redemption Notice) to accept the prepayment in cash or elect to exercise the unexercised portion of the Warrant pursuant to the terms and conditions therein.

Joseph Spiteri, the Chief Executive, President, Treasurer, Secretary and Chairman of the Company, purchased 600,000 Units in the Offering for an aggregate purchase price of $150,000.

Ralph M. Amato, a member of the Board of Directors of the Company, purchased an aggregate of 803,260 Units for an aggregate purchase price of $200,815, consisting of $100,000 in cash and $100,815 upon the conversion of the outstanding principal amount and accrued and payable interest on two one-year 5% promissory notes each in the principal amount of $50,000 purchased from the Company, one on November 19, 2013 and the other on December 18, 2013, by an entity of which Mr. Amato has voting and dispositive control. Each note was convertible by Mr. Amato into the Units sold in the Offering.

The Units and underlying securities have not been registered under the Securities Act and the securities are deemed to be “restricted securities” under Rule 144 promulgated under the Securities Act and will bear a customary Rule 144 legend. There is no obligation for the Company to register the securities.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements are not included with this initial Form 8-K. Pursuant to Item 9.01(a)(4) of Form 8-K, the Company shall file the required financial statements no later than 71 calendar days after the date that the initial report on Form 8-K must be filed.

(b) Pro forma financial information.

The required pro forma financial information is not included with this initial Form 8-K. Pursuant to Item 9.01(b)(2) of Form 8-K, the Company shall file the required pro forma financial information no later than 71 calendar days after the date that the initial report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

2.1(1)	Asset Purchase Agreement, dated September 27, 2013, by and between Mobile Data Systems, Inc., as Seller, and MOJO Data Solutions, Inc., as Purchaser.

2.2(2)	Amendment, dated November 19, 2013, to that certain Asset Purchase Agreement, dated September 27, 2013, by and between Mobile Data Systems, Inc., as Seller, and MOJO Data Solutions, Inc., as Purchaser.

10.1	5% $80,000 Convertible Promissory Note, dated January 31, 2014, of MOJO Data Solutions, Inc., as maker, and Mobile Data Systems, Inc., as holder

10.2	Form of Subscription Agreement

10.3	Form of Warrant

(1)	Filed as an exhibit to Form 8-K filed on September 30, 2013 and incorporated by reference herein.
(2)	Filed as an exhibit to Form 8-K filed on November 19, 2013 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOJO DATA SOLUTIONS, INC.

Dated: February 4, 2014	By:	/s/ JOSEPH SPITERI
Joseph Spiteri
President, Chief Executive Officer, Secretary and Treasurer
(Principal Executive Officer)